UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

ORION ENERGY SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin	54220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 892-9340

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2010, Orion Energy Systems, Inc. (the “Company”) issued a press release announcing its quarterly financial results for its fiscal 2011 second quarter ended September 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also furnished as Exhibit 99.2 is certain supplemental financial information posted on the Company’s website at www.oriones.com.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being furnished herewith:

(99.1)	Press Release of Orion Energy Systems, Inc., dated October 26, 2010.

(99.2)	Supplemental Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: October 26, 2010

By: /s/ Scott R. Jensen
Scott R. Jensen
Chief Financial Officer and Treasurer

ORION ENERGY SYSTEMS, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number

(99.1)	Press Release of Orion Energy Systems, Inc., dated October 26, 2010.

(99.2)	Supplemental Financial Information.

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